INCOME TAX	6 Months Ended
Jun. 30, 2019
Major components of tax expense (income) [abstract]
INCOME TAX
NOTE 7 – INCOME TAX
The tax expense for the period is based on an estimated annual effective rate, which requires management to make its best estimate of annual pre-tax income for the year. During the year, management regularly updates its estimates based on changes in various factors such as geographical mix of operating profit, prices, shipments, product mix, plant operating performance and cost estimates, including labor, raw materials, energy and pension and other post retirement benefits.
The income tax expense was 149 and 184 for the six months ended June 30, 2019 and 2018, respectively. The tax expense of 149 for the six months ended June 30, 2019 includes a tax benefit of 387 resulting from higher future taxable income projections in Luxembourg in connection with interest income from lending activities to subsidiaries, offset in part by a 340 tax expense resulting from the reduction of the Luxembourg tax rate.
The tax expense of 184 for the six months ended June 30, 2018 included a 603 deferred tax benefit resulting from the recognition of deferred tax assets following the change in share capital currency of ArcelorMittal S.A. with respect to the main Luxembourg tax integration as the revised taxable income projections in U.S. dollar terms reflected a change in the foreign currency exposure of the different revenue streams.